Exhibit 10.5

SECURITIES ASSIGNMENT AGREEMENT

This Securities Assignment Agreement (this “Agreement”), dated as of September 15, 2025, is made and entered into by and between Fifth Era Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), Fifth Era Management Sponsor I LLC, a Delaware limited liability company (the “Managing Member”) and Mitchell Mechigian (the “Transferee”).

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Sponsor wishes to assign and transfer an aggregate of 922,313 shares of Class B ordinary shares (“Shares”) of Fifth Era Acquisition Corp I, a Cayman Islands exempted company (the “Company”), to the Transferee and the Transferee agrees to accept the shares and be bound by the terms of this Agreement, and the Managing Member wishes to consent to such transfer in accordance with the terms of this Agreement, notwithstanding the terms of the Amended and Restated Limited Liability Company Agreement of the Sponsor (the “Sponsor LLCA”).

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1 Assignment of Securities. The Sponsor hereby assigns and transfers the Shares to the Transferee, with the Transferee accepting the Shares (the “Transfer”), and the Managing Member consents to such Transfer, in place of the distribution of such Shares to the Managing Member pursuant to the Sponsor LLCA.

Section 2 No Conflicts. Each party hereto represents and warrants that neither the execution and delivery of this Agreement by such party, nor the consummation or performance by such party of any of the transactions contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

Section 3 Representations. The Transferee represents and warrants as follows: The Transferee hereby acknowledges that an investment in the Shares involves certain significant risks. The Transferee has no need for liquidity in his investment in the Shares for the foreseeable future and is able to bear the risk of that investment for an indefinite period. The Transferee acknowledges and hereby agrees that the Shares will not be transferable under any circumstances unless the Transferee either registers the Shares in accordance with federal and state securities laws or complies with an exemption under such laws and such transfer complies with all applicable lock-up restrictions contained in the Insider Letter (as defined below) on the Transferee. The Transferee further understands that any certificates evidencing the Shares will bear a legend referring to the foregoing transfer restrictions. The Shares are being accepted solely for the Transferee’s own account, for investment purposes only, and are not being accepted with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the Transferee has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, distribution, subdivision or fractionalization. The Transferee has been given the opportunity to (i) ask questions of and receive answers from the Sponsor and the Company concerning the terms and conditions of the Shares, and the business and financial condition of the Company and (ii) obtain any additional information that the Sponsor possesses or can acquire without unreasonable effort or expense that is necessary to assist the Transferee in evaluating the advisability of the receipt of the Shares and an investment in the Company. The Transferee is not relying on any oral representation made by any person as to the Company or its operations, financial condition or prospects. The Transferee is an “accredited investor” as defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Section 4 Assignment of Rights. The Transferee may assign his rights only in compliance with the transfer restrictions set forth in that certain letter agreement among the Company, the Sponsor, and the other directors and officers of the Company at the time of the Company’s initial public offering (as it may be amended from time to time, the “Insider Letter”).

Section 5 Transferee’s Obligations.

(a) The Transferee hereby agrees that the Shares are subject to the restrictions and obligations as set forth in the Insider Letter. As a condition to the assignment and transfer of the Shares as contemplated by this Agreement, the Transferee hereby agrees to be a party to the Insider Letter and enters into a joinder to the Insider Letter.

(b) Reference is made to Section 10.12(b) of the Sponsor LLCA (the “Relevant Section”). The Transferee hereby covenants and agrees that, notwithstanding the Transfer, the Shares shall be subject to forfeiture in accordance with the Relevant Section, as if such Shares were held by the Managing Member.

Section 6 Miscellaneous.

(a) This Agreement, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter.

(b) THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

(c) Each party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if there is no federal jurisdiction, in the state courts sitting in New York County in the State of New York (the “Chosen Court”) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(d) EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(d).

(e) This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. Facsimile or scanned e-mail counterpart signature pages to this Agreement shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. All counterparts shall be construed together and constitute the same instrument.

(f) This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Securities Assignment Agreement to be effective as of the date first set forth above.

SPONSOR:

Fifth Era Acquisition Sponsor I LLC
By: Fifth Era Management
Sponsor I LLC, its managing member

/s/ Matthew Le Merle
Name:	Matthew Le Merle
Title:	Manager

MANAGING MEMBER:

Fifth Era Management
Sponsor I LLC, its managing member

/s/ Matthew Le Merle
Name:	Matthew Le Merle
Title:	Manager

TRANSFEREE:

/s/ Mitchell Mechigian
Mitchell Mechigian

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